Exhibit 1.1

                            CIT MARINE TRUST ____-_

                 $___________ CLASS A ____% ASSET BACKED NOTES

                  $___________ ____% ASSET BACKED CERTIFICATES

                  THE CIT GROUP SECURITIZATION CORPORATION II
                                    (SELLER)

                                                              ____________, ____

                             UNDERWRITING AGREEMENT

[                    ]
as Representative of the Several Underwriters (the "Representative"),
[address]

Ladies and Gentlemen:

         1. Introductory The CIT Group Securitization Corporation II, a Delaware corporation (the "Seller") and a wholly-owned limited-purpose finance subsidiary of The CIT Group Holdings, Inc., a Delaware corporation ("CIT") proposes to cause CIT Marine Trust ____-_ (the "Trust") to issue and sell $ ___________ principal amount of its Class A ____ % Asset Backed Notes (the "Notes") and $___________ principal amount of its ____ % Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities"). The Securities are registered under the registration statement referred to in Section 2(a). The assets of the Trust include, among other things, a pool of receivables generated pursuant to marine installment sale contracts, marine installment loan contracts or notes and U.S. Preferred Ship Mortgages (the "Initial Contracts") secured by the new and used boats financed thereby (the "Initial Financed Boats") and certain monies received thereunder on or after ____________ , ____, [amounts deposited in the Pre-Funding Account and Capitalized Interest Account,] [the right to receive payments under certain circumstances from funds deposited in the Cash Collateral Account pursuant to the Cash Collateral Agreement to be dated as of ____________ , ____ (the "Cash Collateral Agreement") between the Trust, the Owner Trustee, the Servicer and ____________________ (the "Cash Collateral Depositor") and the Sale and Servicing Agreement (as defined below),] [additional receivables generated pursuant to marine installment sale contracts (the "Subsequent Contracts"; and together with the Initial Contracts, the "Contracts") secured by the new and used boats financed thereby (the "Subsequent Financed



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Boats;" and together with the Initial Financed Boats,  the "Financed  Boats") to be conveyed to the Trust subsequent to the date of issuance of the Securities and certain monies received thereunder on or after their respective subsequent cutoff dates,] and the other property and the proceeds thereof to be conveyed to the Trust pursuant to the Sale and Servicing Agreement to be dated as of ____________ , ____ (the "Sale and Servicing Agreement") among the Trust, the Seller, and The CIT Group/Sales Financing, Inc., a wholly-owned subsidiary of CIT, as servicer ("CITSF" or the "Servicer"). The Contracts and other assets of the Trust will be sold by CITSF to the Seller pursuant to a Purchase Agreement to be dated as of ____________ , ____ (the "Purchase Agreement") between CITSF and the Seller, and finally by the Seller to the Trust pursuant to the Sale and Servicing Agreement. Certain of the Contracts and other property sold by CITSF to the Seller will first be purchased by CITSF from The CIT Group/Consumer Finance, Inc. (NY) ("CITCF-NY") pursuant to a Purchase Agreement to be dated as of _____________ , ____ (the "CITCF-NY Sale Agreement") between CITCF-NY and CITSF. The Servicer will service the Contracts on behalf of the Trust pursuant to the Sale and Servicing Agreement. The Notes will be issued pursuant to the Indenture to be dated as of _____________ , ____ (as amended and supplemented from time to time, the "Indenture"), between the Trust and ____________________ (the "Indenture Trustee"). Pursuant to the Sale and Servicing Agreement, the Servicer will agree to perform certain administrative tasks imposed on the Trust under the Indenture. The Certificates, each representing a fractional undivided interest in the Trust, will be issued pursuant to a Trust Agreement to be dated as of ____________ , ____ (the "Trust Agreement"), between the Seller and ____________________ , as owner trustee (the "Owner Trustee").

         Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Sale and Servicing Agreement and the Indenture.

         The Seller and CITSF hereby agree with the several Underwriters named in Schedule I hereto (the "Underwriters") as follows:

         2. Representations and Warranties of the Seller and CITSF. Each of the Seller and CITSF, jointly and severally, represents and warrants to, and agrees with, the Underwriters, as of the date hereof and as of the date of the purchase and sale of the Securities pursuant to Section 3 hereof (the "Closing Date") that:

                  (a) A registration statement on Form S-3 (No. 333-______) relating to the Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and either (i) has been declared effective under the Securities Act of 1933, as amended (the "Act"), and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If the Seller does not propose to amend such registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means (i) if the Seller has advised the Representative that it does not propose to amend such registration statement, the date and time as of which such

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         registration  statement,  or the most recent  post-effective  amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission, or (ii) if the Seller has advised the Representative that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, including all material incorporated by reference therein and including all information (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, is hereinafter referred to as the "Registration Statement," and the form of prospectus relating to the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in the Registration Statement, including all material incorporated by reference in such prospectus is hereinafter referred to as the "Prospectus."

                  (b) If the Effective Time is prior to the execution and delivery of this Agreement: (i) on the Effective Date, the Registration Statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission promulgated under the Act and the Trust Indenture Act (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time is subsequent to the execution and delivery of this Agreement: (i) on the Effective Date, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, (ii) on the Effective Date, the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (iii) on the Effective Date, at the time of filing of the Prospectus pursuant to Rule 424(b) and at the Closing Date, the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or Prospectus based upon written information furnished to the Seller by any Underwriter through the Representative specifically for use therein. The Seller and CITSF acknowledge that any information furnished by any of the Underwriters specifically for use in the Registration Statement, any preliminary prospectus or the Prospectus is the Underwriters' Information (as defined in Section 7(a)).

                  (c) Each of the Seller and CITSF have been duly organized and are validly existing as corporations in good standing under the laws of the State of Delaware. CITCF-NY has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New York. Each of the Seller, CITSF and CITCF-NY have corporate power and authority to own, lease and operate their respective properties and conduct their respective businesses as described in the Prospectus and to enter into and perform their obligations under each of the Basic Documents (as defined below) to which it is a party; and each of the Seller, CITSF and CITCF-NY is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on its respective business, properties, assets, or condition (financial or other) or on its ability to perform its obligations under any of the Basic Documents to which it is a party. "Basic Documents" means this Agreement, the Sale and Servicing Agreement, the Trust Agreement, the Indenture, [the Cash Collateral Agreement,] the CITCF-NY Sale Agreement, the Purchase Agreement, the Note Depository Agreement and the Certificate Depository Agreement.

                  (d) The Seller is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of the Seller, or which might materially and adversely affect the properties or assets thereof or the ability to perform its obligations under any of the Basic Documents to which it is a party.

                  (e)  Neither  CITSF  nor  CITCF-NY  is  in  violation  of  its
         certificate  of   incorporation   or  by-laws  or  in  default  in  the
         performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its respective properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of either of CITSF or CITCF-NY or which might materially and adversely affect the properties or assets thereof or their ability to perform its obligations under any of the Basic Documents to which it is a party.

                  (f) The execution and delivery by the Seller on the Closing Date of the Basic Documents to which it is a party and the performance of its obligations thereunder will be within its corporate power and duly authorized by all necessary corporate action on the part of the Seller on and as of the Closing Date; and neither the issuance and sale of the Securities to the Underwriters, nor the execution and delivery by the Seller of the Basic Documents to which it is a party, nor the consummation by the Seller of the transactions therein contemplated, nor compliance by the Seller with the provisions hereof or thereof, nor the grant of the security interest in the Collateral to the Indenture Trustee pursuant to the Indenture, will materially conflict with or result in a material breach of, or constitute a material default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or its certificate of incorporation or by-laws or any of the provisions of any indenture, mortgage, contract or other instrument to which the Seller is a party or by which the Seller is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

                  (g) The execution and delivery by each of CITSF and CITCF-NY on and as of the Closing Date of any of the Basic Documents to which it is a party and the performance of its obligations thereunder, will be within the corporate power of each of CITSF and CITCF-NY and duly authorized by all necessary corporate action on the part of each of CITSF and CITCF-NY on and as of the Closing Date; and neither the issuance and sale of the Securities to the Underwriters, nor the execution and delivery by CITSF and CITCF-NY of any of the Basic
         Documents to which it is a party, nor the consummation by CITSF and CITSF-NY of the transactions therein contemplated, nor compliance by CITSF and CITCF-NY with the provisions hereof or thereof, nor the grant of the security interest in the Collateral to the Indenture Trustee pursuant to the Indenture, will materially conflict with or result in a material breach of, or constitute a material default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on CITSF or CITCF-NY or their respective properties or the certificate of incorporation or by-laws of CITSF or CITCF-NY, or any of the provisions of any material indenture, mortgage, contract or other instrument to which CITSF or CITCF-NY is a party or by which CITSF or CITCF-NY is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of their respective property pursuant to the terms of any such material indenture, mortgage, contract or other instrument.

                  (h) This Agreement has been duly authorized, executed and delivered by each of the Seller and CITSF, and it constitutes a legal, valid and binding instrument enforceable against each of the Seller and CITSF in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) as to enforceability with respect to rights of indemnity thereunder, to limitations of public policy under applicable securities laws.

                  (i) The Sale and Servicing Agreement when executed and delivered on the Closing Date will be duly authorized, executed and delivered by each of the Seller and CITSF, and will constitute a legal, valid and binding instrument enforceable against each of the Seller and CITSF in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (j) The Trust Agreement when executed and delivered on the Closing Date will be duly authorized, executed and delivered by the Seller, and will constitute a legal, valid and binding instrument enforceable against the Seller in accordance with its terms, subject
         (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  [(k) The Cash Collateral Agreement when executed and delivered on the Closing Date will be duly authorized, executed and delivered by CITSF and will constitute a legal, valid and binding instrument enforceable against CITSF in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, and (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).]

                  (l) The Certificates, when duly and validly executed by the Owner Trustee or an agent thereof on behalf of the Trust, authenticated and delivered in accordance with the Trust Agreement, and delivered to and paid for pursuant hereto will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

                  (m) The Notes, when duly and validly executed by the Owner Trustee or an agent thereof on behalf of the Trust, authenticated and delivered in accordance with the Indenture, and delivered and paid for pursuant hereto will be validly issued and outstanding and entitled to the benefits of the Indenture.

                  (n) no filing or registration with, notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Seller or CITSF of the transactions contemplated by any of the Basic Documents to which it is a party, except such as may be required under the Act, the Rules and Regulations, or state securities or Blue Sky laws.

                  (o) The Seller, CITSF and CITCF-NY each possess all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them and as described in the Prospectus, other than such licenses, certificates, authorities or permits the failure of which to possess would not have a material adverse effect on the interests of the Certificateholders or the Noteholders under the Basic Documents, and none of the Seller, CITSF or CITCF-NY has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of any of the Seller, CITSF or CITCF-NY or their ability to perform their respective obligations under any of the Basic Documents to which it is a party.

                  (p) As of the Closing Date, the Initial Contracts and related property will have been duly and validly assigned to the Owner Trustee in accordance with the Basic Documents; and when such assignment is effected, a duly and validly perfected transfer of all such Initial Contracts subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Seller, CITSF or CITCF-NY will have occurred. As of the Closing Date, the Trust's grant of a security interest in the Collateral to the Indenture Trustee pursuant to the Indenture will vest in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Seller, CITSF or CITCF-NY. [As of each Subsequent Transfer Date, the Subsequent Contracts and related property conveyed to the Trust on such date will have been duly and validly assigned to the Owner Trustee in accordance with the Basic Documents; and when such assignment is effected, the duly and validly perfected transfer of all such Subsequent Contracts will be subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Seller, CITSF or CITCF-NY. As of each Subsequent Transfer Date, the Trust's grant of a security interest in the Collateral sold to the Trust on such Subsequent
         Transfer Date pursuant to the Indenture will vest in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Seller, CITSF or CITCF-NY.

                  (q) As of the Closing Date, each of the Initial Contracts will meet the eligibility criteria described in the Prospectus [and as of each Subsequent Transfer Date, each of the Subsequent Contracts being transferred to the Trust will meet the eligibility criteria described in the Prospectus].

                  (r) The chief executive office of each of the Seller, CITSF and CITCF-NY is listed opposite its name on Schedule II hereto, which office is the place where it is "located" for the purposes of Section 9-103(3)(d) of the Uniform Commercial Code as in effect in the State of New York, and the offices of each of the Seller, CITSF and CITCF-NY where it keeps its respective records concerning the Contracts are also listed in said Schedule opposite its name and there have been no other such locations during the four months preceding the Closing Date.

                  (s) Neither the Seller, CITSF nor the Trust Fund created by the Sale and Servicing Agreement will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (t) In connection with the offering of the Securities in the State of Florida, the Seller hereby certifies that they have complied with all provisions of Section 5.17.075 of the Florida Securities and Investor Protection Act.

                  (u) As of the Closing Date, each of the respective representations and warranties of the Seller, CITSF and CITCF-NY set forth in the Basic Documents will be true and correct, and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

         3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to cause the Trust to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, the principal amount of the Notes set forth opposite the name of such Underwriter in Schedule I hereto at a purchase price equal to the Total Price to Seller specified in Schedule III hereto plus accrued interest at the Class A Rate from ____________, ____ to (but excluding) the Closing Date, and the principal balance of the Certificates set forth opposite the name of such Underwriter in Schedule I hereto at a purchase price equal to the Total Price to Seller specified in Schedule IV hereto plus accrued interest at the Pass-Through Rate from ____________, ____ to (but excluding) the Closing Date.

                  The Seller will deliver the Securities to the Representative, for the account of the Underwriters, against payment of the purchase price by wire transfer of immediately available funds to the Seller, or to such bank as may be designated by the Seller, at the office of Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022 on ____________ , ___ at 10:00 a.m., New York City time, or at such other time not later than seven full business days thereafter as the Representative and the Seller determine, such time being herein referred to as the "Closing Date." The Securities to be so delivered will be initially represented by one or more Notes and one or more Certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Securities will be represented by book entries on the records of DTC and participating members thereof. [One Certificate in definitive form in the principal amount of $___________ will be registered in the name of ____________________ (the
"Affiliated Purchaser Certificate"). Definitive Notes and Definitive Certificates (other than the Affiliated Purchaser Certificate) will be available only under the limited circumstances set forth in the Indenture and Trust Agreement. The notes and certificates evidencing the Notes and Certificates will be made available for checking and packaging at the offices of Schulte Roth & Zabel LLP at least 24 hours prior to the Closing Date.

         4. Offering by Underwriters. It is understood that, after the Registration Statement becomes effective, the Underwriters propose to offer the Securities for sale to the public (which may include selected dealers), on the terms set forth in the Prospectus.

         5. Covenants of the Seller and CITSF. Each of the Seller and CITSF, jointly and severally, covenants and agrees with the several Underwriters that:

                  (a) If the Effective Time is prior to the execution and delivery of this Agreement, the Seller will file the Prospectus, properly completed, with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representative, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the fifth business day after the Effective Date. The Seller will advise the Representative promptly of any such filing pursuant to Rule 424(b).

                  (b) The Seller will advise the Representative promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectus, and will not effect any such amendment or supplementation without the Representative's consent which consent shall not be unreasonably withheld; and the Seller will also advise the Representative promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) The Seller will arrange for the qualification of the Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Representative may reasonably designate and will continue such qualifications in effect so long as necessary under such laws for the distribution of such Securities, provided that in connection therewith the Seller shall not be required to qualify as a foreign corporation to do business nor become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified.

                  (d) If, at any time when a prospectus relating to the Securities is required to be delivered by law in connection with sales by any Underwriter or dealer, either (i) any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Seller will promptly notify the Representative and will promptly prepare and file with the Commission, at their own expense, an amendment or a supplement to the Prospectus which will correct such statement or omission or effect such compliance. Neither the consent of the Representative to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

                  (e) As soon as practicable, but not later than the Availability Date (as defined below), the Seller will cause the Trust to make generally available to Noteholders and Certificateholders an earnings statement of the Trust covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of
         Section 11(a) of the Act and Rule 158 of the applicable Rules and Regulations thereunder. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective

         Date, except that, if such fourth fiscal quarter is the last quarter of the Trust's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (f) The Seller will furnish to each of the Underwriters copies of the Registration Statement (two of which will be signed and include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative may from time to time reasonably request.

                  (g) So long as any of the Securities are outstanding, the Seller or CITSF, as the case may be, will furnish to the Representative copies of all written reports or other written communications (financial or otherwise) furnished or made available to Noteholders and/or Certificateholders, and deliver to the Representative during such same period, (i) as soon as they are available, copies of any reports and financial statements filed by or on behalf of the Trust by the Seller with the Commission pursuant to the Exchange Act and (ii) such additional information concerning the Seller or CITSF (relating to the Contracts, the servicing thereof or the ability of CITSF to act as Servicer), the Notes, the Certificates or the Trust as the Representative may reasonably request from time to time.

                  (h) Whether or not the transactions contemplated by this Agreement are consummated, the Seller and CITSF will pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including (i) the preparation, issuance and delivery of the Securities, (ii) any fees charged by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Structured Ratings Group, a Division of The McGraw-Hill Companies, Inc. ("S&P" and, together with Moody's, the "Rating Agencies"), for the rating of the Securities, (iii) the expenses incurred in printing, reproducing and distributing the registration statement as filed, the Registration Statement, preliminary prospectuses and the Prospectus (including any amendments and supplements thereto required pursuant to Section 5(d) hereof), (iv) the fees and disbursements of counsel to the Seller and CITSF and the independent public accountants of the Seller,
         (v) the fees and disbursements of the Indenture Trustee and its counsel, (vi) the fees and disbursement of the Owner Trustee and its counsel, (vii) the fees of DTC in connection with the book-entry registration of the Securities, (viii) the reasonable expenses of the Representative including the reasonable fees and disbursements of its counsel, in connection with the initial qualification of the Securities for sale in the jurisdictions that the Representative may designate pursuant to Section 5(c) hereof and in connection with the preparation of any blue sky survey and legal investment survey and (ix) the printing and delivery to the Underwriters, in such quantities as the Underwriters may reasonably request, of copies of the Basic Documents. Subject to Section 8 hereof, the Underwriters shall be responsible for their own costs and expenses, including the fees and expenses of their counsel (other than the reasonable expenses of the Representative including the reasonable fees and disbursements of its counsel, in connection with the initial qualification of the Securities for sale in the jurisdictions that the Representative may designate pursuant to Section 5(c) hereof and in connection with the preparation of any blue sky survey and legal investment survey).

                  (i) On or before the Closing Date, the Seller, CITSF and CITCF-NY shall cause each of their respective books and records (including any computer records) relating to the Initial Contracts to be marked to show the absolute ownership by the Owner Trustee in accordance with Section 3.01B(d) of the Sale and Servicing Agreement, on behalf of the Trust, of the Initial Contracts, and from and after the Closing Date neither the Seller, CITSF, as Servicer, nor CITCF-NY shall take any action inconsistent with the ownership by the Owner Trustee on behalf of the Trust of the Initial Contracts, other than as permitted by the Basic Documents.

                  (j) On or before each Subsequent Transfer Date, the Seller, CITSF and CITCF-NY shall cause each of their respective books and records (including any computer records) relating to the Subsequent Contracts to be sold on such Subsequent Transfer Date to be marked to show the absolute ownership by the Owner Trustee in accordance with
         Section 3.01B(d) of the Sale and Servicing Agreement, on behalf of the Trust, of such Subsequent Contracts, and from and after such Subsequent Transfer Date neither the Seller, CITSF, as Servicer, nor CITCF-NY shall take any action inconsistent with the ownership by the Owner Trustee on behalf of the Trust of such Subsequent Contracts, other than as permitted by the Basic Documents.

                  (k) Until the retirement of the Securities, or until such time as the Underwriters shall cease to maintain a secondary market in the Securities, whichever occurs first, the Seller or CITSF will deliver to the Representative the certified public accountants' annual statements of compliance furnished to the Indenture Trustee or the Owner Trustee pursuant to the Indenture and the Sale and Servicing Agreement, as soon as such statements are furnished to the Indenture Trustee or the Owner Trustee.

                  (l) To the extent, if any, that either of the ratings provided with respect to the Securities by either Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by the Seller, CITSF or CITCF-NY, the Seller, CITSF or CITCF-NY, as the case may be, shall furnish such documents and take any such other actions as may be required to satisfy such conditions. A copy of any such document shall be provided to the Representative at the time it is delivered to the Rating Agencies.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Seller and CITSF, and contained or incorporated herein, to the accuracy of the statements of officers of the Seller and CITSF made pursuant to the provisions hereof, to the performance by the Seller and CITSF of its obligations hereunder and to the following additional conditions precedent:

                  (a) On the date of this Agreement, the Representative and the Seller shall have received a letter, dated the date of delivery thereof, of KPMG Peat Marwick LLP confirming that they are independent public accountants with respect to the Seller and CITSF within the meaning of the Act and the Rules and Regulations, substantially in the form of the draft to which the Representative has previously agreed and otherwise in form and substance satisfactory to the Representative and counsel for the Underwriters.

                  (b) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 10:00 p.m., New York City time, on the date of this Agreement or such later date as shall have been consented to by the Representative. If the Effective Time is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. On or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller, shall be contemplated by the Commission.

                  (c) The Representative shall have received a certificate, dated the Closing Date, executed by any two of the President, any Vice President, the principal financial officer or the principal accounting officer of (i) the Seller representing and warranting that, as of the Closing Date, to the best of each such officer's knowledge after reasonable investigation, the representations and warranties of the Seller in this Agreement and the other Basic Documents to which it is a party are true and correct, that the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or thereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge, are contemplated by the Commission and (ii) CITSF in which such officers shall state that, to the best of each such officer's knowledge after reasonable investigation, the representations and warranties of CITSF in this Agreement and the other Basic Documents to which it is a party are true and correct and that CITSF has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or thereunder at or prior to the Closing Date.

                  (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust, the Seller, CITSF or CITCF-NY which, in the judgment of a majority in interest of the
         Underwriters (including the Representative), materially impairs the investment quality of the Securities or makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities of CIT or CITSF or any of their direct or indirect subsidiaries by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock

         Exchange or any setting of minimum prices for trading on such exchange;
         (iv) any banking moratorium declared by Federal, New Jersey or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters (including the Representative), the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

                  (e) The Representative shall have received a written opinion of in-house General Counsel of the Seller, CITSF and CITCF-NY, or other counsel satisfactory to the Representative in its reasonable judgment, dated the Closing Date, in substantially the form set forth below, with such changes therein as the Representative and counsel for the Underwriters shall reasonably agree:

                           (i) The Seller and CITSF have each been duly organized and are validly existing as corporations in good standing under the laws of the State of Delaware. CITCF-NY has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New York.

                           (ii) The  Seller,  CITSF and  CITCF-NY  each have the
                  corporate power and corporate authority to carry on their respective businesses as described in the Prospectus and to own and operate their respective properties in connection therewith.

                           (iii) The Seller, CITSF and CITCF-NY are each corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their organization and each has the corporate power to own its assets and to transact the business in which it is currently engaged and to perform their respective obligations under each of the Basic Documents to which it is a party. The Seller, CITSF and CITCF-NY are each qualified to do business as a foreign corporation and each is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller, CITSF or CITCF-NY, respectively or on their ability to perform their respective obligations under the Basic Documents.

                           (iv) This Agreement has been duly authorized, executed and delivered by each of the Seller and CITSF, and is a valid and binding obligation of each of the Seller and CITSF enforceable against each of the Seller and CITSF in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) such enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (C) the enforceability as to rights to indemnity thereunder may be limited under applicable law.

                           (v) Each of the Basic  Documents to which the Seller,
                  CITSF or CITCF-NY is a party have been duly authorized, executed and delivered by each of the Seller, CITSF and CITCF-NY, and each constitutes a valid and binding obligation of, each of the Seller, CITSF and CITCF-NY, enforceable against each of the Seller, CITSF and CITCF-NY in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) such enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                           (vi)  The  execution  and  delivery  by  each  of the
                  Seller, CITSF and CITCF-NY of each of the Basic Documents to which it is a party, the performance of their respective obligations thereunder and the signing of the Registration Statement by the Seller are within the corporate power of the Seller, CITSF and CITCF-NY, as applicable, and have been duly authorized by all necessary corporate action on the part of the Seller, CITSF and CITCF-NY, as applicable; and neither the issue and sale of the Securities, nor the consummation of the transactions contemplated by the Basic Documents nor the fulfillment of the terms thereof, nor the grant of the security interest in the Collateral to the Indenture Trustee pursuant to the Indenture will, to the best of such counsel's knowledge, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of the Seller, CITSF or CITCF-NY pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument, if any, to which the Seller, CITSF or CITCF-NY is a party or by which either may be bound or to which the property or assets of the Seller, CITSF or CITCF-NY are subject (which contracts, indentures, mortgages, loan agreements, notes, leases and other such instruments, if any, have been identified by the Seller, CITSF or CITCF-NY to such counsel), nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Seller, CITSF or CITCF-NY or, to the best of such counsel's knowledge, any law, administrative regulation or administrative or court decree of any state or federal courts, regulatory bodies, other body, governmental entity or arbitrator having jurisdiction over the Seller, CITSF or CITCF-NY.

                           (vii) The Seller has duly  authorized,  executed  and
                  delivered the written order to the Owner Trustee to execute and deliver the Issuer Order to the Indenture Trustee.

                           (viii) The Seller has duly  authorized,  executed and
                  delivered the written order to the Owner Trustee to execute and deliver the Certificates.

                           (ix) To the best of such counsel's knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any New Jersey, New York or federal court or governmental authority or agency is required for the consummation by the Seller, CITSF or CITCF-NY of the transactions contemplated by this Agreement, except such as may be required under the Act or the Rules and Regulations, or state securities or Blue Sky laws.

                           (x) There are no legal or governmental proceedings pending to which the Seller, CITSF or CITCF-NY is a party or of which any property of the Seller, CITSF or CITCF-NY is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, (A) that are required to be disclosed in the Registration Statement or (B)(1) asserting the invalidity of all or part of any of the Basic Documents, (2) seeking to prevent the issuance of the Notes or the Certificates, (3) that could materially and adversely affect the Seller's, CITSF's or CITCF-NY's obligations under any of the Basic Documents or (4) seeking to affect adversely the federal or state income tax attributes of the Securities.

                           (xi) Such counsel is familiar with CITSF's and CITCF-NY's standard operating procedures relating to CITSF's and CITCF-NY's acquisition of a perfected first priority security interest in the boats financed by CITSF and CITCF-NY's pursuant to marine installment sale contracts and marine installment loan contracts and notes and U.S. Preferred Ship Mortgages in the ordinary course of CITSF's and CITCF-NY's business. Other than with respect to mechanic's and materialmen's liens, assuming that CITSF's standard procedures are followed with respect to the perfection of security interests in the Financed Boats (and such counsel has no reason to believe that either CITSF or CITCF-NY has not or will not continue to follow its standard procedures in connection with the perfection of security interests in the Financed Boats), CITSF and CITCF-NY have acquired or will acquire a perfected first priority security interest in the Financed Boats.

                           (xii) The Contracts are chattel paper,  as defined in
                  the UCC in the State of New Jersey.

                           (xiii) The form of assignment to be executed and delivered by CITSF to the Seller pursuant to the Purchase Agreement is sufficient in form and substance to convey to the Seller all of CITSF's right, title and interest in and to the Contracts and any security interests securing the Contracts. When the Purchase Agreement has been duly executed and delivered by all parties thereto, the assignment described in the Purchase Agreement has been duly executed and delivered to the Seller by CITSF, and the purchase price has been paid to CITSF by the Seller in the manner specified in the Purchase Agreement, all of CITSF's right, title and interest in and to
                  the  Contracts  and  any  security   interests   securing
                  the Contracts will have been conveyed to the Seller and the Seller will be the holder of a valid, binding and enforceable security interest in the Contracts.

                           (xiv) The form of assignment to be executed and delivered by the Seller to the Owner Trustee pursuant to the Sale and Servicing Agreement is sufficient in form and substance to convey to the Owner Trustee all of the Seller's right, title and interest in and to the Contracts and any security interests securing the Contracts. When the Basic Documents have each been duly executed and delivered by all parties thereto, the assignment described in the Sale and Servicing Agreement has been duly executed and delivered to the Trust by the Seller, the purchase price therefor has been paid to the Seller by the Trust in the manner specified in the Sale and Servicing Agreement, and the Notes and the Certificates have been duly executed and duly authenticated and delivered by the Owner Trustee or the Indenture Trustee, as applicable, to or upon the order of the Seller in accordance with the Sale and Servicing Agreement, the Indenture and the Trust Agreement, all of the Seller's right, title and interest in and to the Contracts and any security interests securing the Contracts will have been conveyed to the Trust and the Trust will be the holder of a valid and binding security interest in the Contracts.

                  (f) The Representative shall have received a written opinion of [Lowenstein, Sandler, Kohl, Fisher and Boylan], special local New Jersey counsel for the Seller and CITSF, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters, to the effect that:

                           (i)(A) If the transfer of the  Contracts is deemed to
                  be the grant of a security interest, and not a true sale, (1) to the extent that the Uniform Commercial Code as in effect in the State of New Jersey (the "New Jersey UCC") applies to the perfection of the Seller's security interests in the Contracts and the proceeds thereof under Section 9-103 of the New Jersey UCC, when the financing statements executed by CITSF as debtor (the "First Step Financing Statements") have been duly executed and delivered and filed or recorded, as appropriate, in the office of the Secretary of State of New Jersey, such security interests will be perfected and (2) to the extent that the New Jersey UCC applies to the perfection of the Trust's security interests in the Contracts and the proceeds thereof under Section 9-103 of the New Jersey UCC, when the First Step Financing Statements and the financing statements executed by the Seller as "debtor" ("Second Step Financing Statements") have been duly executed and delivered and filed or recorded, as appropriate, in the office of the Secretary of State of New Jersey, such security interests will be perfected and (B) based solely on such counsel's review of those Financing Statements, officer certificates and specified New Jersey UCC search reports, the security interests of the Trust in the Contracts are subject to no equal or prior security interest under the New Jersey UCC; provided, however that (1) for purposes of its opinions in this paragraph, such counsel may assume that: (a) the Seller is the holder of valid, binding and enforceable security interests in the Contracts and the Trust is the holder of valid, binding and enforceable security interests in the Contracts; (b) the Contracts constitute "chattel paper," as such term is defined in Section 9-105 of the New Jersey UCC;
                  (c) the New Jersey UCC governs the perfection of the security interest in the Contracts, the priority of those security interests and the classification of the Contracts; (d) the chief executive office of each of the Company and the Seller is, and during the past four months has been, in the State of New Jersey; (e) neither CITSF, the Seller nor the Trust has assigned, nor will assign, any Contract to a buyer who takes possession of it in the ordinary course of its business and who acts without knowledge that such Contract is subject to a security interest; (f) the Contracts exist and each of CITSF and the Seller, respectively, has rights in the Contracts; (g)
                  (i) no lien creditor has executed on or attached to the Contracts prior to the perfection of the security interests of the Seller or the Trust in the Contracts and the proceeds thereof; and (ii) the Contracts are not subject to the rights of the holder of a perfected "purchase money security interest" (as such term is defined in Section 9-107 of the New Jersey UCC); (h) no Contract, or the proceeds thereof, constitutes proceeds of any property subject to the security interest of a third party; (i) none of the proceeds of the Contracts which constitute "securities" under Article 8 of the New Jersey UCC are transferred to a bona fide purchaser (other than the Indenture Trustee) under Section 8-302 of the New Jersey UCC; (j) the Seller, the Indenture Trustee and the Owner Trustee have and will maintain a list describing the Contracts for inspection during normal business hours by interested parties; (k) the underlying facts in the officer certificates to be received by such counsel are correct; (l) all financing statements or other notice of liens, other than the financing statements, in which CITSF, the Seller or the Trust is named as debtor were properly filed and indexed, that the New Jersey UCC search reports have revealed all recorded liens against CITSF and the Seller and that no filings or notices covering CITSF or the Seller were made between the dates last searched and reported on in the New Jersey UCC search reports and the time of such financing statements, and
                  (m) from and after the date hereof CITSF, acting in a capacity as servicer and custodian for the Trustee, will have taken, and will maintain, exclusive possession of the Contracts; and
                  (2) such counsel need express no opinion: (a) regarding perfection as to any government or governmental agency (including without limitation the United States of America or any State thereof or any agency or department of the United States of America or any State thereof) of any security interest in any Contracts with respect to which such government or agency is obligated; (b) on the perfection of any security interests in the collateral described in the Contracts; (c) as to the priority of any perfected security interests under the New Jersey UCC of any liens, claims or other interests that do not require filing or similar action to attach or that arise by operation of law against any claim or lien in favor of the United States or any State or any agency or instrumentality of the United States or any State (including, without limitation, liens arising under the federal tax laws or the Employment Retirement Income Security Act of 1974, as amended) or against the rights of a "lien creditor" (as defined in the New Jersey UCC); and (d) as to the effect of the laws of any other state that may govern the perfection or priority of the security interest in the Contracts by possession or other than by filing a financing statement under the UCC; (3) such opinions may be subject to the effect of (i) the limitations on the existence and perfection of security interests in proceeds resulting from the operation of Section 9-306 of the New Jersey UCC; (ii) the limitations with respect to documents and instruments imposed by Section 9-309 of the New Jersey UCC; (iii) bankers' liens, rights of set-off and other rights of persons in possession of money, instruments and proceeds constituting certificated or uncertificated securities; and (iv) Section 552 of the Bankruptcy Code with respect to any Contracts acquired by the Seller or the Trust subsequent to the commencement of a case by or against CITSF, the Seller or the Trust under the Bankruptcy Code; (4) such counsel's opinions may be inapplicable to any Subsequent Contracts unless, upon the proper filing of New Jersey UCC financing statements describing the Subsequent Contracts, (i) the assumptions, qualifications and limitations in this letter shall be true as to conditions then existing and as to the Subsequent Contracts, (ii) there are no changes in law, and (iii) all searches have been updated and reveal no liens against any of the Subsequent Contracts; and (5) such counsel's opinion may be further subject to the effect of general principles of equity, regardless of whether such principles are considered in a proceeding in equity or at law, as the same may be applied in a proceeding seeking to enforce any obligation.

                           (ii) Solely  insofar as the present laws of the State
                  of New Jersey and the Federal law of the United States of America are concerned, in a properly presented and decided case, a court would conclude that the transfer of the Contracts and the proceeds thereof by CITSF to the Seller constitute true sales of such Contracts and, assuming a court reached that conclusion, in such a case a court would conclude that the Contracts and the proceeds would not be considered property of the estate of CITSF pursuant to Section 541 of the Bankruptcy Code, and the Contracts and the proceeds thereof would not be subject to the automatic stay pursuant to Section 362 of the Bankruptcy Code; provided, however, such counsel need express no opinion (A) with respect to how long the Seller could be denied possession of the Contracts before the issues discussed in this paragraph are finally decided on appeal or other review, (B) with respect to the availability of a preliminary injunction or temporary restraining order pursuant to the broad equitable powers granted to a bankruptcy court and (C) as to the conveyance of any Subsequent Contracts unless, upon the proper filing of UCC financing statements describing the Subsequent Contracts, (1) the assumptions, qualifications and limitations in such opinion shall be true as to conditions then existing and (2) all searches have been updated and reveal no liens against any of the Subsequent Contracts.

                           (iii) Solely insofar as the present laws of the State
                  of New Jersey and the Federal law of the United States of America are concerned, in a properly presented and decided case, a court would conclude that the transfer of the

                  Contracts and the proceeds thereof by the Seller to the Trust constitute true sales of such Contracts and, assuming a court reached that conclusion, in such a case a court would conclude that the Contracts and the proceeds would not be considered property of the estate of the Seller pursuant to Section 541 of the Bankruptcy Code, and the Contracts and the proceeds thereof would not be subject to the automatic stay pursuant to
                  Section 362 of the Bankruptcy Code; provided, however, such counsel need express no opinion (A) with respect to how long the Trust could be denied possession of the Contracts before the issues discussed in this paragraph are finally decided on appeal or other review, (B) with respect to the availability of a preliminary injunction or temporary restraining order pursuant to the broad equitable powers granted to a bankruptcy court and (C) as to the conveyance of any Subsequent Contracts unless, upon the proper filing of UCC financing statements describing the Subsequent Contracts, (1) the assumptions, qualifications and limitations in such opinion shall be true as to conditions then existing and (2) all searches have been updated and reveal no liens against any of the Subsequent Contracts.

                  Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal law of the United States of America and the laws of the State of New Jersey.

                  (g) The Representative shall have received a written opinion of Schulte Roth & Zabel LLP, special counsel to the Seller, CITSF and CITCF-NY, dated the Closing Date, in substantially the form set forth below, with such changes therein as the Representative and counsel for the Underwriters shall reasonably agree:

                           (i) When the Notes have been duly executed, delivered
                  and authenticated in accordance with the Indenture and delivered and paid for pursuant to this Agreement, the Notes will be validly issued, outstanding and entitled to the benefits of the Indenture, except that (A) enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                           (ii) The Registration Statement became effective under the Act as of ____________, ____ and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereto has been issued under the Act and no proceeding for that purpose has been instituted or threatened by the Commission.

                           (iii) The form of the  Indenture  has been  qualified
                  under the Trust Indenture Act.

                           (iv) Neither the Trust Agreement nor the Sale and Servicing Agreement need to be qualified under the Trust Indenture Act. The Trust is not, and will not as a result of the offer and sale of the Securities as contemplated in the Prospectus and in this Agreement become, required to register as an "investment company" under the Investment Company Act.

                           (v)  The  statements  in  the  Prospectus  under  the
                  caption "The Notes," "The Certificates" and "The Purchase Agreements and The Trust Documents" insofar as such statements purport to summarize certain terms of the Notes, the Certificates and the Basic Documents, present a fair summary of such documents.

                           (vi) To the best of such counsel's  knowledge,  there
                  are no contracts or documents of the Seller which are required to be filed as exhibits to the Registration Statement pursuant to the Act or the Rules or Regulations which have not been so filed.

                           (vii) The statements in the Prospectus under the headings "Certain Federal Income Tax Consequences" and "ERISA Considerations," to the extent that they constitute matters of law or legal conclusions with respect thereto are correct in all material respects.

                           (viii) The Registration  Statement and the Prospectus
                  as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations. Such counsel need express no opinion with respect to the financial statements, the exhibits, annexes and other financial, statistical, numerical or portfolio data, economic conditions or financial condition of the portfolio information included in the Registration Statement, the Prospectus or any amendment or supplement thereto.

                  Such counsel shall state that it has participated in conferences with officers and representatives of the Seller, CITSF, Counsel to CITSF and officers and representatives of the Underwriters, at which conferences certain of the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume any responsibility whatsoever for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as stated in Sections 6(g)(v) and 6(g)(vii) above) and has made no independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing (relying as to materiality to a large extent upon the certificates of officers and other representatives of the Seller and CITSF), no facts have come to their attention that leads such counsel to believe that the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no view with respect to the financial statements, tables, schedules, exhibits, annexes and other financial, statistical, numerical or portfolio data, economic conditions or financial condition of the portfolio included in or incorporated by reference into, the Registration Statement or Prospectus.

                  Said counsel may state that they are admitted to practice only in the State of New York, that they are not admitted to the Bar in any other State and are not experts in the law of any other State and to the extent that the foregoing opinions concern the laws of any other State such counsel may rely upon the opinion of counsel satisfactory to the Underwriters and admitted to practice in such jurisdiction. Any opinions relied upon by such counsel as aforesaid shall be addressed to the Underwriters and shall be delivered together with the opinion of such counsel, which shall state that such counsel believes that their reliance thereon is justified.

                  (h) The Representative shall have received, in form and substance satisfactory to the Representative and counsel for the Underwriters an opinion of Schulte Roth & Zabel LLP, special counsel to the Trust, dated the Closing Date, regarding the creation of a security interest in the Collateral in favor of the Indenture Trustee on behalf of the Noteholders to the extent that a security interest in such Collateral can be created under Article 9 of the UCC as currently in effect in the State of New York. Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and as are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal law of the United States of America and the laws of the State of New York.

                  (i) The Representative shall have received an opinion of [____________________], counsel for the Underwriters, dated the Closing Date, with respect to the validity of the Securities and such other related matters as the Representative shall require and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  [(j) The Representative shall have received an opinion of counsel to the Cash Collateral Depositor, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters, to the effect that:

                           (i) The Cash  Collateral  Depositor  is  licensed  to
                  maintain a branch in the State of New York and has full power and authority to enter into, and to take all action required of it, under the Cash Collateral Agreement.

                           (ii) The Cash Collateral Agreement has been duly authorized, executed and delivered by the Cash Collateral Depositor.

                           (iii) The Cash  Collateral  Agreement  constitutes  a
                  legal, valid and binding agreement of the Cash Collateral Depositor, enforceable against the Cash Collateral Depositor in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar laws affecting the enforcement of rights of creditors against the Cash Collateral Depositor generally, as such laws would apply in the event of bankruptcy, insolvency, liquidation, receivership, or reorganization or any moratorium or similar occurrence affecting the Cash Collateral Depositor, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).]

                  (k) The Representative shall have received an opinion of [____________________], counsel to the Indenture Trustee, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters, to the effect that:

                           (i) The  Indenture  constitutes  a legal,  valid  and
                  binding agreement of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar laws affecting the enforcement of rights of creditors against the Indenture Trustee generally, as such laws would apply in the event of bankruptcy, insolvency, liquidation, receivership, or reorganization or any moratorium or similar occurrence affecting the Indenture Trustee, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

                           (ii) The  Notes  have  been  duly  authenticated  and
                  delivered by the Indenture Trustee in accordance with the terms of the Indenture.

                           (iii) he Indenture  Trustee is a banking  corporation
                  validly existing under the laws of the state of __________ and has full power and authority to enter into, and to take all action required of it, under the Indenture.

                           (iv) The Indenture has been duly authorized, executed
                  and delivered by the Indenture Trustee.

                  (l) The Representative shall have received an opinion of [____________________], counsel to the Owner Trustee, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters, to the effect that:

                           (i) The Owner Trustee is a banking  corporation  duly
                  incorporated and validly existing under the laws of the State of __________.

                           (ii) The Owner Trustee has the full power and authority to accept the office of owner trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement and the transactions contemplated thereby.

                           (iii) The execution and delivery of the Trust Agreement by the Owner Trustee and the performance by the Owner Trustee of its obligations under the Trust Agreement have been duly authorized by all necessary action of the Owner Trustee and the Trust Agreement has been duly executed and delivered by the Owner Trustee.

                           (iv) The Trust Agreement constitutes valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with its terms, except as the enforceability thereof may be (a) limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the rights of creditors generally, and
                  (b) subject to general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (v) The  execution  and delivery by the Owner Trustee
                  of the Trust Agreement and the transactions contemplated thereby do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority of the State of Delaware which has not been obtained or done.

                           (vi) Neither the consummation by the Owner Trustee of
                  the transactions contemplated in the Trust Agreement, nor the fulfillment of the terms thereof by the Owner Trustee will conflict with, result in a breach or violation of, or constitute a default under the Article of Association, By-Laws or other organizational documents of the Owner Trustee

                  (m) The Representative shall have received an opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters, to the effect that:

                           (i) The  Trust  Agreement  is the  legal,  valid  and
                  binding agreement of the Owner Trustee and the Seller, enforceable against the Owner Trustee and the Seller in accordance with its terms subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                           (ii) The  Certificate  of Trust has been  duly  filed
                  with the Secretary of State of the State of Delaware. The Trust has been duly formed and is validly existing as a business trust under the Delaware Business Trust Act.

                           (iii) The Trust has the power and authority under the
                  Trust Agreement and the Delaware Business Trust Act to execute, deliver and perform its obligations under the Trust Agreement, the Indenture, the Cash Collateral Agreement, the Sale and Servicing Agreement, the Notes and the Certificates, and to issue the Notes and the Certificates.

                           (iv) The Trust has duly  authorized  and executed the
                  Trust Agreement, the Indenture, the Cash Collateral Agreement, the Sale and Servicing Agreement, the Notes and the Certificates.

                           (v) The Trust has the power under the Trust Agreement
                  and the Delaware Business Trust Act to pledge the Trust Estate to the Indenture Trustee as security for the Notes.

                           (vi) The Certificates have been executed, authenticated and delivered by the Owner Trustee upon the order of the Seller in accordance with the Trust Agreement and when delivered to and paid for pursuant to this Agreement, the Certificates will be validly issued and outstanding, and the holder of record of any such Certificates will be entitled to the benefits accorded by the Trust Agreement subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                           (vii) The Notes have been  executed,  authorized  and
                  delivered by the Owner Trustee upon the order of the Seller in accordance with the Trust Agreement and the Indenture.

                           (viii) To the extent  that  Article 9 of the  Uniform
                  Commercial Code as in effect in the State of Delaware (the "Delaware UCC") is applicable (without regard to conflicts of laws principles), and assuming that the security interest created by the Indenture in the Collateral has been duly created and has attached, upon the filing of a UCC-1 financing statement with the Secretary of State of the State of Delaware, the Indenture Trustee will have a perfected security interest in such Collateral and the proceeds thereof; and such security interest will be prior to any other security interest granted by the Trust that is perfected solely by the filing of financing statements under the Delaware UCC, excluding purchase money security interests under ss. 9-312 of the Delaware UCC and temporarily perfected security interests in proceeds under ss. 9-306 of the Delaware UCC.

                           (ix) No re-filing or other action is necessary  under
                  the Delaware UCC in the State of Delaware in order to maintain the perfection of the security interest referenced above except for the filing of continuation statements at five-year intervals.

                           (x) Under ss. 3805(b) of the Delaware  Business Trust
                  Act, no creditor of any Certificateholder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the terms of the Trust Agreement subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                           (xi) Under ss. 3805(c) of the Delaware Business Trust
                  Act, and assuming that the Sale and Servicing Agreement conveys good title to the Contracts to the Trust as a true sale and not as a security arrangement, the Trust, rather than the Certificateholders, is the owner of the Contracts subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                           (xii) The execution and delivery by the Owner Trustee
                  of the Trust Agreement and, on behalf of the Trust, of the Indenture and the Sale and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any governmental authority of the State of Delaware, except for the filing of the certificate of Trust with the Secretary of State.

                           (xiii) Neither the  consummation by the Owner Trustee
                  of the transactions contemplated by the Trust Agreement or, on behalf of the Trust, the transactions contemplated by the Trust Agreement, Indenture and the Sale and Servicing Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with or result in a breach or violation of any law of the State of Delaware.

                  Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal law of the United States of America and the laws of the State of Delaware.

                  (q) The Notes shall have been rated "[___]" by Moody's and "[___]" by S&P, and the Certificates shall have been rated at least "[__]" by Moody's and "[__]" by S&P.

                  (r) The Representative shall have received copies of each opinion of counsel delivered to either Rating Agency or the Cash
         Collateral   Depositor,   together  with  a  letter  addressed  to  the
         Representative, dated the Closing Date, to the effect that each Underwriter may rely on each such opinion to the same extent as though such opinion was addressed to each as of its date.

                  (s) The Representative shall have received evidence satisfactory to it and counsel for the Underwriters that, on or before the Closing Date, UCC-1 financing statements shall have been submitted to the Trustee for filing in the appropriate filing offices reflecting
         (1) the transfer of the interest in the Contracts and the proceeds thereof (A) from CITCF-NY to CITSF, to the extent such Contracts have been transferred to CITSF from CITCF-NY, (B) from CITSF to the Seller,
         (C) from the Seller to the Owner Trustee, on behalf of the Trust, or the Trust, as the case may be, and (2) the grant of the security interest by the Trust in the Contracts and the proceeds thereof to the Indenture Trustee.

                  (t) On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they reasonably may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Seller in connection with the issuance and sale of the Securities as herein contemplated shall be in form and substance satisfactory to the Representative and counsel for the Underwriters.

         7.       Indemnification and Contribution.

                  (a) CITSF will indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) CITSF will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Seller or CITSF by any Underwriter through the Representative specifically for use therein it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriters' Information and (ii) CITSF shall not, in connection with any one such action or separate but substantially similar or related transactions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters, which firm shall be designated in accordance with Section 7(c) hereof.

                  (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Seller and CITSF against any losses, claims, damages or liabilities to which the Seller or CITSF may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Seller or CITSF by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Seller or CITSF in connection with investigating or defending any such action or claim as such expenses are incurred, it being understood and agreed that (i) the only such information furnished by any Underwriter consists of the following information contained in the Prospectus: (a) the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, (b) the legend concerning over-allotments and (c) the information contained under the caption "Underwriting" (the "Underwriters' Information") and (ii) the Underwriters shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for each of the Seller and CITSF, which firm shall be designated in accordance with Section 7(c) hereof.

                  (c) Promptly after receipt by an indemnified party under this Section of written notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and after acceptance by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect not only the relative benefits received by the Seller and CITSF on the one hand and the Underwriters on the other from the offering of the Securities but also the relative fault of the Seller and CITSF on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Seller and CITSF on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Seller and CITSF bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller, CITSF or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of CITSF under this Section shall be in addition to any liability which the Seller or CITSF may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Seller or CITSF, to each officer of the Seller or CITSF who has signed the Registration Statement and to each person, if any, who controls the Seller or CITSF within the meaning of the Act.

         8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Seller and CITSF or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Seller, CITSF or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Securities by the Underwriters is not consummated, the Seller, CITSF and CITCF-NY shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 hereof and the respective obligations of the Seller, CITSF and the Underwriters pursuant to Section 7 hereof shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clauses (iii), (iv) or
(v) of Section 6(e) hereof, the Seller and CITSF will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

         9. Failure to Purchase the Securities. If any Underwriter or Underwriters default in their obligations to purchase the principal amount of the Notes and/or the Certificates opposite such Underwriter's name on Schedule I hereto and the aggregate principal amount of the Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Securities, the Representative may make arrangements satisfactory to the Seller and CITSF for the purchase of such Notes or Certificates by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Notes and/or the Certificates that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of the Notes and/or the Certificates with respect to such default or defaults exceeds 10% of the total principal amount of the Securities and arrangements satisfactory to the Representative, the Seller and CITSF for the purchase of such

Notes and/or Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Seller or CITSF, except as provided in Section
8. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter or Underwriters from liability for its default.

         10. Notices. All communications hereunder will be in writing and, if sent to the Representative or the Underwriters, will be mailed, delivered or sent by facsimile transmission and confirmed to the Representative at [____________________], Attention: [__________] (facsimile number
[______________]); if sent to the Seller, will be mailed, delivered or sent by facsimile transmission and confirmed to it at The CIT Group Securitization Corporation II, 650 CIT Drive, Livingston, New Jersey 07039, Attention: James J. Egan, Jr., President (facsimile number (201) 740-5410); if sent to CIT, will be mailed, delivered or sent by facsimile transmission and confirmed to it by The CIT Group Holdings, Inc., 1211 Avenue of the Americas, New York, New York 10036,
Attention: Joseph J. Carrol, Executive Vice President and Chief Financial Officer (facsimile number (212) 536-1971); and if sent to CITSF, will be mailed, delivered or sent by facsimile transmission and confirmed to it at The CIT Group/Sales Financing, Inc., 650 CIT Drive, Livingston, New Jersey 07039,
Attention: James J. Egan, Jr., President (facsimile number (201) 740-5410).

         11. No Bankruptcy Petition. Each Underwriter agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor or by the Trust, which securities were rated by any nationally recognized statistical rating organization, it will not institute against, or join any other person in instituting against, the Seller or the Trust in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any Federal or state bankruptcy or similar law.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the Underwriters, the Seller, CIT and CITSF and their respective successors and the officers and directors and controlling persons referred to in
Section 7, and no other person will have any right or obligations hereunder.

         13. Representation of Underwriters. The Representative will act for the several Underwriters in connection with the transactions described in this Agreement, and any action taken by Representative under this Agreement will be binding upon all the Underwriters.

         14. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

         15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

         If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon it will become a binding agreement among the Seller, CITSF and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    THE CIT GROUP SECURITIZATION CORPORATION II

                                    By: ________________________________________
                                             Name:
                                             Title:

                                    THE CIT GROUP/SALES FINANCING, INC.

                                    By: ________________________________________
                                             Name:
                                             Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written:

[____________________]
Acting on behalf of itself  and as the

Representative of the  several Underwriters

By:________________________________________
         Name:
         Title:

                                   SCHEDULE I


Underwriter                            Initial Principal Amount of Notes
-----------                            ---------------------------------

                                       $

                                       $

         TOTAL                         $


Underwriter                            Initial Principal Amount of Certificates
-----------                            ----------------------------------------

                                       $

                                       $

         TOTAL                         $

                                   SCHEDULE II

Locations of Chief Executive Offices and Principal Places of Business

The CIT Group Securitization Corporation II
650 CIT Drive
Livingston, New Jersey  07039-0491

The CIT Group/Sales Financing, Inc.
650 CIT Drive
Livingston, New Jersey  07039-0491

The CIT Group/Consumer Finance, Inc. (NY)
650 CIT Drive
Livingston, New Jersey  07039-0491

Locations of Records

The CIT Group Securitization Corporation II
715 South Metropolitan Avenue
Suite 150
Oklahoma City, Oklahoma  73124-0610

The CIT Group/Sales Financing, Inc.
715 South Metropolitan Avenue
Suite 150
Oklahoma City, Oklahoma  73124-0610

The CIT Group/Consumer Finance, Inc. (NY)
715 South Metropolitan Avenue
Suite 150
Oklahoma City, Oklahoma  73124-0610

                          SCHEDULE III

                   Original Principal
Notes              Amount                  Price        Price      Interest Rate



Class A-__         $                       %            $          %

Class A-__         $                       %            $          %





Total Price to Public:                     $
Total Price to Seller:                     $
Underwriting Discounts and Commissions:    $

                                   SCHEDULE IV

                   Original Principal                               Pass-Through
Certificates       Amount                Price      Price           Rate

Class A-__         $                         %      $                  %

Total Price to Public:                      $
Total Price to Seller:                      $
Underwriting Discounts and Commissions:     $